SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                 AMENDMENT NO. 1
                                -----------------



                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                  MAY 10, 1999
                                 Date of Report
                        (Date of earliest event reported)

                                 --------------



                         ADVANCED TISSUE SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

                                 --------------



          Delaware                     0-016607                 14-1701513
-------------------------------    ----------------        -------------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)        File No.)            Identification No.)


10933 North Torrey Pines Road, La Jolla, California               92037
----------------------------------------------------              -----
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code:  (619) 713-7300

Advanced Tissue Sciences, Inc. ("Advanced Tissue Sciences") hereby amends its Current Report on Form 8-K as set forth in the attached pages. Advanced Tissue Sciences originally filed its Form 8-K with the Securities and Exchange Commission on May 28, 1999.

ITEM 7.  EXHIBITS

  Exhibit
  Number                          Description
  -------                         -----------

   10.1* Heads of Agreement between Advanced Tissue Sciences, Inc. and INAMED Corporation Dated May 10, 1999
_________
* The Company has requested confidential treatment with respect to certain portions of this document.




                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADVANCED TISSUE SCIENCES, INC.



Date:  November 2, 1999                     By:  /s/ Arthur J. Benvenuto
                                               -----------------------------
                                               Arthur J. Benvenuto
                                               Chairman and Chief Executive
                                                 Officer